Exhibit 99.1
     THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT is made as of September 13, 2006 (this “Amendment”), by and among HMS HOLDINGS CORP., a New York corporation (“Holdings”), HEALTH MANAGEMENT SYSTEMS, INC., a New York corporation (the “Buyer”) and a wholly owned subsidiary of Holdings, and PUBLIC CONSULTING GROUP, INC., a Massachusetts corporation (the “Seller”).
RECITALS
     WHEREAS, Holdings, the Buyer and the Seller are party to that certain Asset Purchase Agreement, dated as of June 22, 2006 (the “Purchase Agreement”); and
     WHEREAS, pursuant to Section 8.08 of the Purchase Agreement, the Purchase Agreement may be amended or modified upon written consent each of Holdings, the Buyer and the Seller; and
     WHEREAS, Holdings, the Buyer and the Seller have determined to amend the terms of the Purchase Agreement as provided herein; and
     WHEREAS, by execution of this Amendment, Holdings, the Buyer and the Seller agree to amend the Purchase Agreement as provided herein.
     NOW THEREFORE BE IT RESOLVED, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
     1. Amendment to Section 1.06(v). Holdings, the Buyer and the Seller agree that Section 1.06(v) of the Agreement is hereby deleted and replaced in its entirety to read as follows:
     “(v) Master Teaming Agreement, to be entered into by and between the Buyer and the Seller, the material terms of which are annexed hereto as Annex I;”
and that all references in the Purchase Agreement to the term “Cross-Selling Agreement” are hereby replaced with the term “Master Teaming Agreement.”
     2. Amendment to Section 1.06(vi). Holdings, the Buyer and the Seller agree that Section 1.06(vi) of the Agreement is hereby deleted and replaced in its entirety to read as follows:
     “(vi) Intercompany Services Agreement, to be entered into by and between the Buyer and the Seller, the material terms of which are annexed hereto as Annex II (the “Intercompany Services Agreement”);”
and that all references in the Purchase Agreement to the term “Data Processing Services Agreement” are hereby replaced with the term “Intercompany Services Agreement.”
     3. Amendment to Section 2.05. Holdings, the Buyer and the Seller agree that Section 2.05 of the Purchase Agreement is hereby deleted and replaced in its entirety to read as follows:

     “Section 2.05 Non-Assumption of Certain Liabilities. The Buyer is not assuming, and shall not be deemed to have assumed, any liabilities or obligations of the Seller of any kind or nature whatsoever other than the Assumed Liabilities (the “Excluded Liabilities”). Without limiting the generality of the foregoing, it is hereby agreed that, other than the Assumed Liabilities, the Buyer is not assuming any liability and shall not have any obligation for or with respect to:
     (i) any liabilities of the Seller or its stockholders or affiliates relating to the Business Assets or the Business that are incurred prior to the Closing Date (except as expressly provided in Section 2.04);
     (ii) any liability for Taxes (A) relating to the Business Assets or the Business incurred in or attributable to any period (or any portion thereof) ending on or prior to the Closing Date or (B) allocated to the Seller under Section 7.03 or (C) imposed pursuant to any bulk sales tax provision as described in Section 8.02;
     (iii) any liabilities or obligations of the Seller or its stockholders or affiliates that arise under the terms of a contract, agreement, license, lease, sales order, purchase order, or other commitment not included in the Business Assets;
     (iv) any liabilities or obligations of the Seller or its stockholders or affiliates under any Plan (as defined in Section 3.01(k));
     (v) any intercompany accounts payable of the Seller;
     (vi) any liability or obligation of the Seller or its stockholders or affiliates arising out of any action, suit, investigation or proceeding to the extent based upon an event occurring or a claim arising (A) with respect to any matter arising under a Client Contract prior to July 1, 2006 (subject to the representations and warranties of the Seller contained herein and notwithstanding that the clients of the Business, as a condition to the transfer of a Client Contract to the Buyer or its Designated Subsidiary, may require the Buyer or its Designated Subsidiary (as between the client and the Buyer or its Designated Subsidiary) to assume liabilities or obligations with respect to matters arising under such Client Contract prior to July 1, 2006) or (B) with respect to any matter not involving a Client Contract (i) prior to the Closing Date, or (ii) after the Closing Date in the case of claims attributable to acts performed or omitted by the Seller or its stockholders or affiliates prior to the Closing Date; and
     (vii) any obligation of the Seller or its stockholders or affiliates under any employment or consulting relationships or arrangements.”
     4. Closing Net Tangible Asset Value. As provided in Section 2.01(a) of the Purchase Agreement, the Closing shall be deemed to occur as of August 31, 2006 solely for the purposes of Section 2.06 thereof. Accordingly, the Parties acknowledge that, if the Closing Net Tangible Asset Value of the Business is less than $5,330,000, the Seller shall be required to pay to the Buyer a cash amount equal to $5,330,000 minus the Closing Net Tangible Asset Value.
     5. Indemnification for Matters Related to Retained Agreements. Each of the Buyer and Holdings hereby acknowledge that it has requested that the Seller retain certain of the Vendor Agreements and Other Agreements (the “Retained Agreements”) rather than transfer such agreements to the Buyer as required by Section 1.01(a) of the Purchase Agreement. Holdings, the Buyer and the Seller agree that all of Seller’s obligations under the retained agreements, shall be included in the definition of “Assumed Liabilities” and subject to indemnification pursuant to Section 6.04(b) of the Purchase Agreement.
     The Parties also acknowledge that Seller’s contract with the Florida Department of Children and Families which would otherwise be a Client Contract will not be assigned to the Buyer pursuant to Section 1.01(a) of the Purchase Agreement. In consideration of Seller’s agreement to retain such contract, the Seller will be credited with $500,000 for purposes of calculating 2007 Total Revenue pursuant to Section 2.07 of the Purchase Agreement.
     6. Effectiveness of Amendment. Except as modified herein, the Purchase Agreement shall remain in full force and effect. This Amendment has been executed, in accordance with the terms of Section 8.08 of the Purchase Agreement by Holdings, the Buyer and the Seller and shall become effective upon the date first above written.
     7. Further Assurances. From time to time after the date hereof, each of the parties shall, upon request by the other party and without further consideration, take all commercially reasonable action to the extent required to give effect to the terms of this Amendment and the Purchase Agreement.
     8. Governing Law. The Amendment shall be governed by construed and construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.
     9. Amendment. This Amendment may not be amended or modified except with the written consent of Holdings, the Buyer and the Seller.
     10. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.
     11. Other Definitions. All capitalized terms used herein for which a definition is not provided herein shall have the meanings assigned to such terms in the Purchase Agreement.
(Signature pages follow)

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Asset Purchase Agreement as of the date first above written.

HMS HOLDINGS CORP.

By	/S/ ROBERT M. HOLSTER

HEALTH MANAGEMENT SYSTEMS, INC.

By	/S/ THOMAS G. ARCHBOLD

PUBLIC CONSULTING GROUP, INC.

By	/S/ WILLIAM S. MOSAKOWSKI

Signature page to Amendment No. 1 to Asset Purchase Agreement